SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                            Worksafe Industries Inc.
                (Name of Registrant as Specified in Its Charter)

                            Worksafe Industries Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
          0-11.

          (1)  Title  of  each  class  of   securities   to  which   transaction
               applies:___________________________________________________

          (2)  Aggregate number of securities to which transaction applies:

               _________________________________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               _________________________________________________________________

          (4)  Proposed maximum aggregate value of transaction:

               _________________________________________________________________

          (5)  Total Fee Paid: _________________________________________________

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:__________________________________________

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing party:____________________________________________________

          (4)  Date filed:______________________________________________________

                            WORKSAFE INDUSTRIES INC.
                              130 West 10th Street
                       Huntington Station, New York 11746

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ----------------------------------------


The annual meeting of the stockholders of Worksafe Industries Inc. will be held on December 15, 1999, at 3:30 P.M. at the Company's office located at 130 West 10th Street, Huntington Station, New York 11746. The meeting is called for the following purposes:

     ELECTION OF DIRECTORS

The election of four directors to hold office for the term continuing through the annual meeting following the fiscal year ended June 30, 2001, and until the election and qualification of their respective successors.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

To ratify the appointment of Arthur Andersen, LLP, Certified Public Accountants, as independent auditors.

     TRANSACTION OF OTHER BUSINESS

To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on October 27, 1999, are entitled to receive notice of, and to vote at, this meeting. Sending in your proxy will not prevent you from attending and voting at the meeting in person should you later decide to do so.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the enclosed proxy statement for further information with respect to the business to be transacted at the meeting.

If you do not expect to attend the meeting in person, please sign and date the enclosed proxy and mail it promptly in the enclosed envelope.

By order of the Board of Directors.


                                                              LAWRENCE DENSEN
                                                              President

DATED: October 27, 1999

                            WORKSAFE INDUSTRIES INC.
                              130 West 10th Street
                       Huntington Station, New York 11746

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

The proxy statement mailed to stockholders commencing approximately on November 8, 1999, is furnished in connection with the solicitation of proxies by the Board of Directors of Worksafe Industries Inc. (the "Company") in connection with the annual meeting of stockholders (the "Annual Meeting") of the Company to be held December 15, 1999, at 3:30 P.M. at the offices of the Company located at 130 West 10th Street, Huntington Station, New York 11746. Proxies will be voted in accordance with directions specified thereon or otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in the proxy statement.

A proxy in the enclosed form may be revoked at any time, prior to it being voted at the Annual Meeting, by sending a subsequently dated proxy or by giving written notice to the Company, in each case to the attention of Anthony P. Towell, Secretary, at the address set forth above. Stockholders who attend the meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

The expense of the solicitation of proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy card and proxy statement, the handling and tabulation of proxies received and the charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents of the proxy material to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers or regular employees of the Company. It is estimated that the total cost of proxy solicitations by the Company will not exceed $10,000.

The matters to be considered at this Annual Meeting will be the election of four directors to hold office for the term continuing through the annual meeting following the fiscal year ended June 30, 2001 ("2001 Annual Meeting"), and until the election and qualification of their respective successors and the ratification of the appointment of Arthur Andersen, LLP, Certified Public Accountants, as independent auditors. The Company is aware of no other matters to be presented for action at this meeting.

Under SEC rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Company's voting securities consist solely of Common Stock. Holders of Common Stock at the close of business on October 27, 1999, will be entitled to vote. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. On the record date there were outstanding 1,686,579 shares of Common Stock.

                          STOCK OWNERSHIP OF DIRECTORS

The following table sets forth as of October 27, 1999, the number of shares of Common Stock owned by each of the present directors of the Company, together with certain information with respect to each:

                                                           Number of
                                                            Shares
                                           Director       Beneficially   Percent
Name                                        Since          Owned  (1)      (1)
----                                      ---------       -----------    -------
Lawrence Densen                               1986         229,696(2)        13%

Alan E. Densen                                1958         208,948(2)        12%

Anthony P. Towell                             1989         232,150(2)        13%

Dr. Martin Fleisher                           1989          12,000           *

James Favia                                   1995          14,000           *

Charles Holzberg                              1996          12,000           *

Dr. Bruce Friedman                            1997          11,000           *

----------
*    Less than 1%

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Includes 100,000 shares of Common Stock for each Messrs. L. Densen, A. Densen, and A. Towell, who are each trustees under a voting trust agreement dated April 17, 1997, (the "Voting Trust Agreement") by and among Eastco Glove Technologies, Inc., the Company, Steven Robins and Phillip Robins. The Voting Trust Agreement was a condition to the closing of a stock exchange agreement (the "Stock Exchange Agreement") dated April 17, 1997, by and among Eastco Glove Technologies, Inc., the Company, Steven Robins and Phillip Robins. Pursuant to the Stock Exchange Agreement and the Voting Trust Agreement, 100,000 shares of the Company's Common Stock were issued, said shares being issued in the names of Lawrence Densen, Alan E. Densen and Anthony P. Towell as trustees until the five (5) year term of the voting trust expires or Steven Robins or Phillip Robins desires to sell the shares after one year pursuant to Rule 144 of the Securities Act of 1933.

As of October 27, 1999, the directors and executive officers of the Company, nine persons, owned of record and beneficially a total of 548,916 shares representing 26% of the issued and outstanding Common Stock of the Company. The stated ownership of these shares assumes the exercise of 401,340 shares issuable upon the exercise of options, rights and warrants exercisable within 60 days of October 27, 1999, but reflects the ownership of the shares described in the preceding footnote (2) above for each of the three directors named therein, only once.

Lawrence Densen became President and Chief Executive Officer of the Company effective March 1, 1997. Prior to this time, he served as Senior Vice President and has also been a Vice President. He has been a director of the Company since 1986. He is the son of Alan E. Densen.

Alan E. Densen was Senior Vice President until April, 1999, and has been a director of the Company since 1958 and Co-Chairman of the Board since March, 1997. From 1958 through March 1, 1997 (except for the period September 1993 to January 1994 when he served as Senior Vice President), he served as President and Chief Executive Officer of the Company. He was also Treasurer and Chief Financial Officer of the Company through 1992. He is the father of Lawrence Densen.

Anthony P. Towell is a Senior Vice President and has been Secretary of the Company since 1993, as well as Vice President and Co-Chairman of the Board since March 1997. From 1992 through February 1,1997, he served as the Company's Vice President of Finance, Treasurer, and Chief Financial Officer, and from 1989 to 1992 he served as its Vice President. He has been a director of the Company since 1989. In addition, he has been a director of Windswept Environmental Group, Inc. ("Windswept")(formerly Tradewinds, Inc.) since November, 1996. He was a director from 1988 through September, 1997 of Nytest Environmental Inc. ("Nytest"), a hazardous waste testing company. He was a director from 1988 to 1995 of New York Testing Laboratories, Inc. ("NYT"), a laboratory testing company and manufacturer of automotive accessories. Mr. Towell was a director of Ameridata Technologies, Inc. ("Ameridata"), a provider of computer products and services from 1991 to 1996. Since January 1998, Mr. Towell has been a director of GulfWest Oil Company, an oil exploration and production company. The common stock of Windswept and Nytest are registered under Section 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and the common stock of Ameridata and GulfWest Oil Company are registered under Section 12(g) and (b) of the Exchange Act.

Dr. Martin Fleisher has been a director of the Company since 1989. He holds a Ph.D. in biochemistry from New York University and has been an attending clinical chemist at Memorial Sloan-Kettering Cancer Center since 1967.

     James Favia has been a director of the Company since July 26, 1995. He has been a consultant during the past five years to Donald & Co. ("Donald"), which has acted in the past as the Company's investment advisor. He is a chartered financial analyst and has an MBA in finance which he obtained from New York University in 1959. He was a director of T.J. Systems, a computer and peripheral leasing firm until November, 1994 and a director of K2 Systems, a creator of web sites until March, 1999. The common stock of T.J. Systems and K2 Systems are registered under Section 12(g) of the Securities Exchange Act of 1934.

Charles Holzberg has been a director of the Company since December 5, 1996. He has been President, since 1975, of The Charles Holzberg Agency, Inc., a general agent for the sale of life insurance.

Dr. Bruce Friedman has been a director of the Company since April 16, 1997. Since 1988, he has served as President of the Flower Hill Chiropractic Office, P.C., where he is a chiropractic doctor.

                              ELECTION OF DIRECTORS

Present Composition of Board

The bylaws of the Company provide that there will be not less than three nor more than seven directors. The present size of the board is fixed at seven (7) directors. The Board of Directors is divided into two (2) classes. The terms of office of Lawrence Densen, Alan E. Densen and Anthony P. Towell do not expire until the Company's annual meeting following the fiscal year ended June 30, 2000, and when their successors are elected.

Nominees for Director

The Board of Directors has unanimously nominated and designated the following individuals for election as directors for a two-year term continuing through the Company's 2001 annual meeting and until their successors are elected and take their places:

                               James Favia
                               Dr. Martin Fleisher
                               Dr. Bruce Friedman
                               Charles Holzberg

Reference should be made to "Stock Ownership of Directors," above, for disclosure of their business experience and stock ownership, and to "Certain Relationships and Related Transactions," below, for additional information about them.

Proxies in the enclosed form will be voted for the nominees named above. Authority may be withheld for any nominee. In addition, stockholders may nominate additional nominees as candidates for the position as director. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the Board of Directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named. Directors will be elected by the vote of a plurality of the votes cast. Abstentions and broker non-votes are not counted as votes cast.

                 MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN
                               COMMITTEES THEREOF

Five (5) meetings of the Board of Directors were held during the fiscal year ending June 30, 1999. The Board of Directors has established a Compensation Committee, a Stock Option Committee and an Audit Committee. The Company does not have a standing nominating committee. The Compensation Committee consists of Messrs. Fleisher, Holzberg and Towell. The purpose of the Compensation Committee is to review the Company's compensation for its executives, to make determinations relative thereto and to submit recommendations to the Board of Directors with respect thereto. The Stock Option Committee consists of Messrs. Fleisher, Favia and Holzberg. The purpose of the Stock Option Committee is to select the persons to whom options will be granted to purchase shares of the Company's Common Stock under the Company's Stock Option Plans and to make various other determinations with respect to such plans. The Company's Audit Committee consists of Messrs. Towell, Fleisher and Holzberg. The purpose of the Audit Committee is to provide general oversight of audit, legal compliance and potential conflict of interest matters. The Stock Option Committee met 3 times during the fiscal year ended June 30, 1999. The Audit Committee met 3 times during the fiscal year ended June 30,

1999, and the Compensation Committee met 2 times. Members of the Board of Directors who are not employees of the Company receive a fee of $500 per each Board of Directors meeting attended in person.

                         PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of October 27, 1999, the ownership with respect to each person known to own beneficially more than 5% of the Company's common stock:

                   Name and Address of   Amount and Nature of    Percent
Title of Class     Beneficial Owner      Beneficial Owner(1)     of Class(1)
--------------     ----------------      -------------------     -----------

Common Stock     Lawrence Densen               229,696               13%
$0.12 par value  130 W. 10th Street
                 Huntington Station, NY

Common Stock     Alan E. Densen                208,948               12%
$0.12 par value  130 W. 10th Street
                 Huntington Station, NY

Common Stock     Anthony P. Towell             232,150               13%
$0.12 par value  130 W. 10th Street
                 Huntington Station, NY

(1) See the footnotes under "Stock Ownership of Directors."

                             EXECUTIVE COMPENSATION
Summary

The following describes the components of the total compensation of the CEO and each other executive officer of the Company whose total annual salary and bonus exceeds $100,000.

                                                        Summary Compensation Table
                 Annual Compensation                       Long term compensation
          ---------------------------------------  --------------------------------------
                                                             Awards               Payouts
                                                   ------------------------ -----------------
                                           Other                Securities            All
Name and                                  annual    Restricted  underlying   LTIP    other
principal            Salary    Bonus      compen-     stock      options/   payouts  compen-
position   Year       ($)       ($)       sation($) award(s)($)  SARs (#)   ($)     sation($)
--------   ----       ---       ---       --------- -----------  --------   ---     ---------
Lawrence   1999     175,409    30,000       4,200      -0-       15,000(1)     -0-     -0-
Densen,    1998     121,441     -0-         4,200      -0-        1,500        -0-     -0-
Pres/CEO   1997     115,381     -0-         4,200      -0-       85,200        -0-     -0-


Arthur     1999      98,526    20,000       -0-        -0-       10,000(1)     -0-     -0-
Wasser-    1998      89,988     -0-         -0-        -0-        -0-          -0-     -0-
spring,    1997      82,305     -0-         -0-        -0-        -0-          -0-     -0-
VP of
Finance,
Treas
and CFO

Richard    1999     104,116     -0-        -0-        -0-         -0-          -0-     -0-
Boyen,     1998      96,500     -0-        -0-        -0-         -0-          -0-     -0-
VP of      1997      91,236     -0-        -0-        -0-         -0-          -0-     -0-
Manuf
Opera-
tions

----------
(1) Includes only rights granted on February 10, 1999, to Lawrence Densen and Arthur Wasserspring to acquire 15,000 shares and 10,000 shares, respectively, of Common Stock until June 30, 2000, at $1.30 per share. At the time of grant the market value was $2.63 per share. Lawrence Densen has exercised 2,500 of these rights and Arthur Wasserspring 1,000. The rights were granted in compensation of services in connection with the Company's sale of its distribution business. See below for all options granted and exercised during the last fiscal year.

Stock Options

               Option/SAR Grants and Exercises in Last Fiscal Year
                      Option/SAR Grants in Last Fiscal Year
                               [Individual Grants]

               Number of        Percent of                                        Potential realizable value
               securities      total options/                                      at assumed annual rates
               underlying      SARs granted         Exercise                    of stock price appreciation
               Options/SARs     in fiscal           or base       Expiration         for option term
Name             granted (#)       year            price($/Sh)       Date              5%       10%
----             -----------       ----            -----------       ----              --       ---
Lawrence           8,000            14               $2.38         12/15/03         $24,300   $30,664
Densen,           15,000            60                1.30         06/30/00          42,285    45,203
                  30,000            59                2.63         02/08/09         128,520   204,646

Arthur            10,000            40               $1.30         06/30/00          28,190    30,135
Wasser-           20,000            39                2.63         02/09/09          85,680   136,431
spring

----------

               Aggregated Option/sar Exercises in Last Fiscal Year
                          And Fy-end Option/sar Values

                                               Number
                                            of securities           Value
                                             underlying         unexercised in-
                                             unexercised       the-money options
            Shares                         SARs at FY-end (#)  SARs at FY-end($)
          acquired on       Value            exercisable /      exercisable /
Name      exercise (#)    realized ($)      unexercisable(1)     unexercisable
----      ------------    ------------      ----------------     -------------
Lawrence    2,500            $781.00         124,646/139,618       $938/-
Densen

Arthur      1,000             313.00           18,200/52,000        825/-
Wasser-
spring

Richard       --                  --            9,700/32,000         -/-
Boyen

----------
(1) Includes all options, rights and warrants owned by such person.


              EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL FEATURES

As of July 1, 1995, Lawrence Densen entered into an employment agreement ("Employment Agreement") which provided for him to serve as the Company's Vice President for a term of five years. Effective March 1, 1997, Lawrence Densen signed a modification agreement (the "1997 Modification Agreement"). The 1997 Modification Agreement of Lawrence Densen changed his position with the Company to President. Pursuant to the 1997 Modification Agreement, the

Company may terminate his Employment Agreement as a result of physical or mental disability, or failure or inability to perform required duties for a period of six (6) months in any two-year period. At the end of each fiscal year during the term of the Employment Agreement, it is automatically extended for one additional year to be added at the end of the then current term of the agreements, unless the Board of Directors determines not to extend the Employment Agreements. Lawrence Densen may also terminate his Employment Agreement upon 30 days written notice. He is also entitled to receive an annual contractual bonus, which has been waived for the fiscal years, equal to 3 1/3% of the Company's earnings before interest and taxes for the fiscal year ended June 30, 1999 and each fiscal year thereafter during the term of the Employment Agreement, and he is also entitled to .75% of the Company's revenues in excess of $20.5 million which has also been waived through June 30, 2000.

The Employment Agreement entered into by Lawrence Densen includes provisions that provide for his right to terminate his Employment Agreement and thereby receive additional compensation, as provided below, in the event that he is not elected or retained as President or as a director of the Company; the Company acts to materially reduce his duties and responsibilities under the Employment Agreement; the Company changes its geographic location; his base compensation is reduced by 10% or more; any successor to the Company fails to assume the Employment Agreement; any other material breach of the Employment Agreement is not cured by the Company within 30 days; and a "Change of Control" occurs by which a person, other than a person who is an officer and/or director of the Company as of the effective date of the agreement, or a "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of 20% or more of the combined voting power of the then outstanding securities of the Company or the composition of the board changes so that officers of the Company no longer hold a majority of the seats.

In the event that Lawrence Densen terminates his position because of any of the aforesaid reasons other than a "Change of Control", or if the Company terminates his employment in any way that is a breach of the Employment Agreement by the employer, he shall be entitled to receive, in addition to his salary continuation, a cash payment equal to his total base salary plus projected expenses and bonuses for the remainder of the term thereof, payable within 30 days of termination and all stock options, warrants and other stock appreciation rights granted by the Company, with the exception of qualified incentive stock option plans, to them shall become immediately exercisable at an exercise price of $0.10 per share. In the event that he either owns or is entitled to receive any unregistered securities of the Company, than the Company shall register such securities. In the event that there is a "Change of Control", Lawrence Densen shall be paid within 30 days thereof a one-time bonus equal to his total minimum base salary for the next three years.

Arthur Wasserspring, Vice President of Finance and Richard Boyen, Vice President of Manufacturing Operations each have employment agreements with the Company. The agreements each terminate January 31, 2001, and automatically continues for an additional year to year thereafter, unless canceled by either party, at least a year in advance. Each agreement provides that the employee shall have the right to terminate his employment within six months of the withdrawal from the Company's board of directors of a majority of the board as constituted as of February 1, 1997, other than by reason of a voluntary resignation or demise of such directors and receive a one-time bonus equal to one dollar less than three times the present value of the base amount of the employee's salary, as determined in accordance with
Section 280G of the Internal Revenue Code, as amended. Each agreement also provides that the employee may terminate his agreement and receive his compensation until the end of the agreement, and for the vesting of all options and warrants, if the employee is not retained in his position as officer, his duties are immediately reduced, the geographic location of where his duties are performed are changed, any successor employer does not assume their agreements or a material breach of the agreement by the employer.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended June 30, 1999, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

          STATEMENT PURSUANT TO SECTION 726(d) BUSINESS CORPORATION LAW

The Company has obtained from National Union Insurance Company a Directors and Officers Liability and Company Reimbursement Policy for the period September 16, 1999, to September 16, 2000. The policy provides annual coverage of $5,000,000 per loss with an aggregate of $5,000,000 for all claims for directors and officers liability. Coverage is in accordance with the terms of the policy and is subject to various exceptions contained therein. The insurance is on a claims-made basis. The premium paid for this insurance is $47,000. This statement is delivered pursuant to Section 726(d) of the Business Corporation Law of the State of New York.

          COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION

Anthony P. Towell, Senior Vice President of the Company served as a member of the Compensation Committee during the fiscal year ended June 30, 1999.

   REPORT OF THE COMPENSATION COMMITTEE TO THE BOARD OF DIRECTORS ON EXECUTIVE
                                  COMPENSATION

The Compensation Committee (the "Committee") approves compensation objectives and policy for the Company's executive officers, including the individuals named in the Summary Compensation Table.

The Committee is comprised of Messrs. Charles Holzberg and Martin Fleisher, independent outside directors, and Anthony P. Towell. The Committee seeks to provide rewards that are linked to Company and individual performance, and ensure that compensation and benefits are at levels that enable the Company to attract and retain the high-quality employees it needs.

The Compensation Committee believes that stock options and restricted stock play an important role in attracting, retaining, and motivating executives. Stock options also provide executives with a means of increasing Company stock ownership, which is a key objective of the executive compensation program and serves to align executives' interest with those of stockholders.

The Company has incurred losses during its three (3) previous years ended June 30, 1999, including discontinued operations. Accordingly, the Company's CEO, and executive officers, where applicable, have waived their contractual bonuses through June 30, 2000, although the Company did pay a special bonus to the Companys CEO and CFO in connection with the disposition of its distribution business. The Compensation Committee believes in future years that executive remuneration should be more directly linked to the Company's results. The committee intends to monitor the Company's activities and review compensation during fiscal 2000 to ascertain whether or not the results of the Company, considering all other factors such as costs, competition and otherwise, support the compensation being paid.

                             STOCK PERFORMANCE GRAPH

The following is a performance graph comparing, over a five-year period, the performance of the Common Stock of Worksafe Industries Inc. against the Nasdaq US Index and a group of peer issuers, which group is comprised of Angelica Corp., Cyrk Inc., Lakeland Industries Inc. and Salant Corp.




    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                           TOTAL SHAREHOLDER RETURNS

                            ANNUAL RETURN PERCENTAGE
                                  Years Ending
--------------------------------------------------------------------------------
Company Name/Index         Jun95      Jun96     Jun97      Jun98       Jun99
--------------------------------------------------------------------------------
Worksafe Industries Inc.    0.00     -55.37     -65.60     -11.61     -42.11
Nasdaq US Index            33.49      28.39      21.38      32.21      44.04
Peer Group                -31.09      10.24     -17.73       2.62     -27.72


                                 INDEXED RETURNS
                                  Years Ending
--------------------------------------------------------------------------------
Company Name/       Base
Index               Period
                    Jun94       Jun95      Jun96     Jun97     Jun98      Jun99
--------------------------------------------------------------------------------
Worksafe
Industries
Inc.                  100       100.00     44.63     15.35     13.57      7.86

Nasdaq US
 Index                100       133.49    171.39    208.03    275.04    396.16

Peer Group            100        68.91     75.97     62.50     64.14     46.36


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

A group of investors (the "Associates") holds a first mortgage on the Company's executive offices in Huntington Station, New York in the principal amount of approximately $377,000 as of June 30, 1999, and security interest on the Company's personal property. The wife of Anthony P. Towell, an executive officer and director of the Company, Charles Holzberg, director of the Company and the wife of Alan E. Densen, a director, together own approximately 40% thereof. During the fiscal year ended June 30, 1999, the Company paid Associates $74,675 in principal and interest on the mortgage, of which $47,115 constituted interest. The first mortgage held by Associates, which was issued in 1992 and upon which interest was being paid at the rate of 14%, was scheduled to come due on July 1, 1997, in the amount of approximately $434,000. Associates and the Company agreed to extend the mortgage for five years with interest at 12% per annum or 3% over prime, whichever is greater. At the end of this five-year period, the mortgage will come due in the amount of approximately $275,000.

The Company has extended until March 31, 2000, the exercise date of warrants to acquire 41,618 shares at $5.623 held by each Lawrence Densen, Alan E. Densen and Anthony P. Towell.

Considering the circumstances of each transaction, the Company believes that all transactions heretofore with officers/directors and shareholders of the Company and their affiliates have been made, and in the future will be made, on terms no less favorable to the Company than those available from unaffiliated parties and will be approved by a majority of the disinterested directors.

             PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

Effective June 4, 1998, the Company's Board of Directors replaced Cornick, Garber & Sandler, LLP as its independent public accountants with Arthur Andersen, LLP. On June 4, 1998, the Company filed a Form 8-K with the Securities and Exchange Commission to notify the Commission of the change of the Company's independent public accountants. This Form 8-K is incorporated herein by reference. The Board of Directors of the Company appointed and proposed ratification of the firm of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending June 30, 2000. Arthur Andersen, LLP has advised the Company that it has no financial interest of any kind in the Company and has had no connection with the Company at any time in the past except for the professional relationship between auditor and client.

The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for approval of the auditors. In accordance with New York State law, abstentions are not counted in determining the votes cast in connection with the selection of auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the Board of Directors.

Representatives of Arthur Andersen, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Arthur Andersen, LLP as its independent auditors.

             PROCEDURE FOR SUBMISSION OF 2000 STOCKHOLDER PROPOSALS

Proposals by stockholders for inclusion in the 2000 annual meeting proxy statement must be received by Worksafe Industries Inc. at 130 West 10th Street, Huntington Station, New York 11746, Attention: Anthony P. Towell, Secretary, prior to September 15, 2000. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                                  OTHER MATTERS

So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted on for such other matters in accordance with the best judgment of the person or persons voting said proxy.

By order of the Board of Directors.

Dated: October 27, 1999

                                                        LAWRENCE DENSEN
                                                        President

                            WORKSAFE INDUSTRIES INC.
                              130 West 10th Street
                       Huntington Station, New York 11746

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                December 15, 1999
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints LAWRENCE DENSEN and ARTHUR WASSERSPRING and each or either of them (with power of substitution) and proxies for the undersigned, to vote all shares of Common Stock of record on October 27, 1999, of WORKSAFE INDUSTRIES INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 15, 1999, at 3:30 P.M. local time, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:


No. 1:  ELECTION OF DIRECTORS

         To serve for the term continuing through the Annual Meeting following the fiscal year ending June 30, 2001, and qualification of their respective successors.

         James Favia, Dr. Martin Fleisher, Dr. Bruce Friedman and Charles
         Holzberg

         [ ] FOR all nominees listed above (except as withheld in the space below.)

         [ ]      WITHHOLD AUTHORITY to vote for all nominees listed above.

         (Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

         --------------------------------------------------------------------


No. 2:   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Proposal to ratify the appointment of Arthur Andersen, LLP, Certified Public Accountants, as the independent auditors to examine the financial statements of the Company for the fiscal year ended June 30, 2000.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.


Your proxy is important to assure a quorum at the meeting whether or not you plan to attend in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.



                                        Dated ___________________________, 1999



                                        ---------------------------------------
                                         Signature


                                        ---------------------------------------
                                         Signature, if held jointly


                                        ---------------------------------------
                                         Number of Shares as of October 27, 1999

This proxy must be signed exactly as name appears. When shares are held by joint tenants, both must sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.